UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2006

Bristow Group Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31617 (Commission File Number)	72-0679819 (IRS Employer Identification No.)

2000 W. Sam Houston Parkway South, Suite 1700 Houston, Texas (Address of principal executive offices)	77042 (Zip Code)
Registrant’s telephone number, including area code: (713) 267-7600
Former Name or Former Address, if Changed Since Last Report:

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Certificate of Ownership and Merger
Press Release dated February 1, 2006

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective February 1, 2006, Offshore Logistics, Inc. (the “Company”) merged with one of its wholly owned subsidiaries. In conjunction with this merger, the Certificate of Incorporation of the Company was amended to change the Company’s name to Bristow Group Inc. Other than this name change, the Certificate of Incorporation of the Company remains in full force and effect. The Certificate of Ownership and Merger filed with the Delaware Secretary of State in connection with this transaction is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.
     On February 1, 2006, the Company issued a press release announcing the transaction described above. The press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits

Exhibit Number	Description of Exhibit

3.1	Certificate of Ownership and Merger Merging OL Sub, Inc. into Offshore Logistics, Inc., effective February 1, 2006

99.1	Press Release dated February 1, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 6, 2006

BRISTOW GROUP INC. (Registrant)
By:	/s/ Joseph A. Baj
Joseph A. Baj
Vice President, Treasurer and Secretary

Exihibit Index

Exhibit Number	Description of Exhibit

3.1	Certificate of Ownership and Merger Merging OL Sub, Inc. into Offshore Logistics, Inc., effective February 1, 2006

99.1	Press Release dated February 1, 2006